UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 8, 2003


                          Commission file number 1-5064


                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)


Minnesota                                                  41-0343440
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(State or other jurisdiction             (I.R.S. Employer Identification number)
 of incorporation organization)


5501 Norman Center Drive,
Minneapolis, Minnesota                                     55437
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(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (952) 830-3300

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     Item 5. Other Events and Required FD Disclosure

     On July 9, 2003, Jostens, Inc. issued a press release announcing that its shareholders had approved the merger agreement between Ring Holding Corp., Ring Acquisition Corp. and Jostens, Inc. at a Special Meeting of shareholders held on July 8, 2003. A copy of the press release is included herewith as Exhibit 99.1 and is incorporated into this Item 5 by reference.


     Item 7. Financial Statements and Exhibits

     (c) Exhibits

     Exhibit       Description
     ---------------------------------------------------------------------------
      99.1         Press release issued by Jostens, Inc. on July 8, 2003.
      99.2         Press release issued by Jostens, Inc. on July 8, 2003.

     Item 9. Regulation FD Disclosure

     Reference is made to the Registrant's Press Release, dated July 8, 2003, which is included herewith as Exhibit 99.2 and is incorporated into this Item 9 by reference. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          JOSTENS, INC.

Date:   July 8, 2003                    /s/     Robert C. Buhrmaster
                                         ---------------------------------------
                                         Robert C. Buhrmaster
                                         Chairman of the Board and
                                         Chief Executive Officer

                                  EXHIBIT INDEX

 Exhibit       Description
     ---------------------------------------------------------------------------
  99.1         Press release issued by Jostens, Inc. on July 8, 2003.
  99.2         Press release issued by Jostens, Inc. on July 8, 2003.

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